UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AKEBIA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

n/a

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June Your 8, 2022 Vote Counts! AKEBIA THERAPEUTICS, INC. 2022 Annual Meeting June 8, 202210:00 AM EDT Virtual Meeting Site: www.virtualshareholdermeeting.com/AKBA2022 AKEBIA THERAPEUTICS, INC. 245 FIRST STREET CAMBRIDGE, MA 02142 D81534-P70393 You invested in AKEBIA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote in Advance of the Meeting Smartphone users Vote by June 7, 2022 11:59 PM EDT. For shares held Point your camera here and in a Plan, vote by June 3, 2022 11:59 PM EDT. vote without entering a Visit www.ProxyVote.com control number Vote Virtually at the Meeting* Vote on June 8, 2022 10:00 AM EDT Visit www.virtualshareholdermeeting.com/AKBA2022 *Please check the meeting materials for any special requirements for meeting attendance.V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of two Class II Directors to serve until the company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal. Nominees: For 01) John P. Butler 02) Myles Wolf, M.D., M.M.Sc. 2. Approval, on an advisory basis, of the compensation of the company’s named executive officers, as described in the company’s Proxy Statement. For 3. Ratification of the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm For for the fiscal year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”